UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2019

Top Image Systems Ltd.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 001-14552

Israel	(I.R.S. Employer Identification No.)
(State of Incorporation or other Jurisdiction of Incorporation or Organization)

Mixer House, Rokach Blvd 101, Tel Aviv, Israel (Address of Principal Executive Offices)	6153101 (Zip Code)

Registrant’s Telephone Number, including area code: 972-3-7679100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 16, 2019, Top Image Systems Ltd. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that Nasdaq has determined that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) due to the Company’s failure to timely file its Annual Report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2018 with the Securities and Exchange Commission.

The Nasdaq letter notes that, under Nasdaq rules, the Company has 60 calendar days from the date of the letter, until June 17, 2019, to submit a plan to regain compliance with Nasdaq’s filing requirements for continued listing. If the Company submits a plan and it is accepted by Nasdaq, Nasdaq is permitted to grant an extension of up to 180 days from the Form 10-K’s filing due date for the Company to regain compliance with Nasdaq’s filing requirements for continued listing. The Nasdaq notice has no immediate effect on the listing or trading of the Company’s ordinary shares on the Nasdaq Capital Market.

Separately, on April 18, 2019, the Company received notice from Nasdaq indicating that the Company was granted an additional 180 calendar days, or until October 14, 2019 to comply with Nasdaq’s minimum bid price requirement.  The continued listing standard will be met if the Company's ordinary shares have a closing bid price of at least $1.00 per share for 10 consecutive business days during the 180 calendar day grace period.

The Company signed a definitive merger agreement on February 4, 2019 to be acquired by Kofax Holdings International Ltd. (“Kofax”), and as previously announced, at an extraordinary general meeting held April 4, 2019, the shareholders of the Company voted to approve the merger with Kofax.  The Company expects the closing of the merger to occur the week of May 6, 2019, at which time the Company intends to voluntarily delist its ordinary shares from the Nasdaq Capital Market, prior to the deadline to (i) submit the plan to regain compliance and (ii) comply with the minimum bid price requirement.

A press release, dated April 19, 2019, disclosing the Company’s receipt of the Nasdaq notification letter is attached as Exhibit 99.1 and is furnished herewith.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release issued by Top Image Systems Ltd. on April 19, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOP IMAGE SYSTEMS LTD.

By:	/s/ Brendan Reidy
Name: Brendan Reidy
Title: Chief Executive Officer

Dated: April 22, 2019

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EXHIBIT INDEX

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release issued by Top Image Systems Ltd. on April 19, 2019

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